Exhibit 25.1 POWERS OF ATTORNEY





                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.






         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Sidney Dworkin                                                  Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.






         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Steven D. Roberts                                               Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Larry Irwin                                                     Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





         /s/                                                    June 25, 1998
-----------------------------                               --------------------
William A. Landman                                              Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Nathan Lipson                                                   Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Alan G. Schwartz                                                Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 1998





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 1998, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





         /s/                                                    June 25, 1998
-----------------------------                               --------------------
Anthony S. Maladra                                              Date